                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                              ------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event report MAY  10,  1996


     The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
         ------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


                                33-98734
                                --------
             New Jersey         33-84492         68-6127681
             ----------         --------         ----------
           State or other     (Commission      (IRS Employer
           jurisdiction of    File Number)     ID Number)
           incorporation)


           2840  Morris  Avenue,  Union,  New Jersey        07083
         ------------------------------------------------------------
           (Address of principal executive officer)

           Registrant's Telephone Number,
           including area code:                        908-686-2000
                                                       ------------

                                      n/a
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

             Item 5      Other Events
                         ------------


                Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 10, 1996 Remittance Date.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: /s/ Harry Puglisi
                                        ------------------------------
                                          Name:  Harry Puglisi
                                          Title: Treasurer




      Dated:  May 25, 1996

                            SERVICER'S  CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE MAY 10, 1996 DETERMINATION DATE

1  AVAILABLE  FUNDS                                                                            $3,529,933.95


2  (A)  AGGREGATE  CLASS A CERTIFICATE
           PRINCIPAL BALANCE  AS  REPORTED  IN  THE  PRIOR  MONTH                              92,668,980.40

   (B)  AGGREGATE  CLASS B CERTIFICATE
           PRINCIPAL BALANCE  AS  REPORTED  IN  THE  PRIOR  MONTH                               6,975,084.55

   (C)  AGGREGATE  POOL PRINCIPAL BALANCE
           AS  REPORTED  IN  THE  PRIOR  MONTH                                                 94,181,665.95

3  PRINCIPAL  PREPAYMENTS  RECEIVED  DURING
        DUE  PERIOD
   (A)  NUMBER  OF  ACCOUNTS                                                                           3

   (B)  DOLLARS                                                                                    78,532.68


4  PRODUCT  OF  THE  UNGUARANTEED  PERCENTAGE  MULTIPLIED
        BY  CURTAILMENTS  RECEIVED  DURING  THE  DUE  PERIOD                                       97,513.61


5  PRODUCT  OF  THE  UNGUARANTEED  PERCENTAGE  MULTIPLIED
        BY  ALL  EXCESS  AND  MONTHLY  PAYMENTS  IN  RESPECT  OF
        PRINCIPAL  RECEIVED  DURING  THE  DUE  PERIOD                                             222,100.12


6  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
        OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
        AND PORTION PAYABLE TO REGISTERED HOLDERS                                               1,358,224.15


7  (A)  AMOUNT  OF  MONTHLY  ADVANCE                                                                    0.00

   (B)  AMOUNT  OF  COMPENSATING  INTEREST                                                            938.52


8  DELINQUENCY  AND  FORECLOSURE  INFORMATION
        (SEE  EXHIBIT  K)

                                                              SERIES  1996  -  1

9  PRODUCT  OF  THE  UNGUARANTEED  PERCENTAGE  MULTIPLIED  BY
        REALIZED  LOSSES  ON  A  LIQUIDATED  LOAN                                                         0.00


10 (A)  CLASS  A  INTEREST  DISTRIBUTION  AMOUNT:
        (i)   ACCRUED  INTEREST                                            478,789.80
        (ii)  SHORTFALL,  IF  ANY,  ON  A  PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                 0.00
        (iii) CLASS  A  INTEREST  DISTRIBUTION  AMOUNT
                ADJUSTMENT                                                   1,088.25
   ADJUSTED  CLASS  A  INTEREST  DISTRIBUTION  AMOUNT                                               479,878.05
                                                                                                    5.15997903
   (B)  CLASS  B  INTEREST  DISTRIBUTION  AMOUNT:
        (i)   ACCRUED  INTEREST                                             39,234.90
        (ii)  SHORTFALL,  IF  ANY,  ON  A  PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                                 0.00
        (iii) CLASS  B  INTEREST  DISTRIBUTION  AMOUNT
                ADJUSTMENT                                                      89.13
   ADJUSTED  CLASS  B  INTEREST  DISTRIBUTION  AMOUNT                                                39,324.03
                                                                                                    5.61771857
   (C)  CLASS  A  PRINCIPAL  DISTRIBUTION  AMOUNT:
        (i)   UNGUARANTEED  PERCENTAGE  OF  PAYMENTS
                AND  OTHER  RECOVERIES  OF  PRINCIPAL                      370,276.16
        (ii)  PRINCIPAL  PORTION  OF  THE  UNGUARANTEED
                INTEREST  PURCHASED  FOR  BREACH  OF
                WARRANTY  AND  RECEIVED  BY  THE  TRUSTEE                        0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                                          0.00
        (iv)  UNGUARANTEED  PERCENTAGE  OF
                LOSSES  THAT  WERE  LIQUIDATED                                   0.00
        (v)   UNGUARANTEED  PERCENTAGE  OF  SBA  LOAN
                DELINQUENT  24  MONTHS  OR
                UNCOLLECTIBLE                                                    0.00
        (vi)  RECALCULATED  PRINCIPAL  ADJUSTMENT                              321.56
      TOTAL  CLASS  A  PRINCIPAL  DISTRIBUTION  AMOUNT                                              370,597.72
                                                                                                    3.98492172
   (D)  CLASS  B  PRINCIPAL  DISTRIBUTION  AMOUNT:
        (i)   UNGUARANTEED  PERCENTAGE  OF  PAYMENTS
                AND  OTHER  RECOVERIES  OF  PRINCIPAL                       27,870.25
        (ii)  PRINCIPAL  PORTION  OF  THE  UNGUARANTEED
                INTEREST  PURCHASED  FOR  BREACH  OF
                WARRANTY  AND  RECEIVED  BY  THE  TRUSTEE                        0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                                          0.00
        (iv)  UNGUARANTEED  PERCENTAGE  OF
                LOSSES  THAT  WERE  LIQUIDATED                                   0.00
        (v)   UNGUARANTEED  PERCENTAGE  OF  SBA  LOAN
                DELINQUENT  24  MONTHS  OR
                UNCOLLECTIBLE                                                    0.00
        (vi)  RECALCULATED  PRINCIPAL  ADJUSTMENT                               24.20
      TOTAL  CLASS  B  PRINCIPAL  DISTRIBUTION  AMOUNT                                               27,894.45
                                                                                                    3.98492143

11 (A)  AMOUNT  AVAILABLE  IN  THE  SPREAD  ACCOUNT
          IN  CASH  AND  FROM  LIQUIDATION  OF
          PERMITTED  INSTRUMENTS                                                                  1,985,374.44

   (B)  TRANSFER  FROM  SPREAD  ACCOUNT  TO  CERTIFICATE
          ACCOUNT  PURSUANT  TO  SECTION  6.02(b) (i)                                                     0.00


                                                              SERIES  1996  -  1

12 (A)  AGGREGATE  CLASS  A  CERTIFICATE  PRINCIPAL
          BALANCE  AFTER  DISTRIBUTIONS  TO  BE  MADE
          ON  THE  REMITTANCE  DATE                                                            92,298,382.68
                                                                                                992.45572774
   (B)  AGGREGATE  CLASS  B  CERTIFICATE  PRINCIPAL
          BALANCE  AFTER  DISTRIBUTIONS  TO  BE  MADE
          ON  THE  REMITTANCE  DATE                                                             6,947,190.10
                                                                                                992.45572857
   (C)  POOL  PRINCIPAL  BALANCE  AFTER  DISTRIBUTIONS
          TO  BE  MADE  ON  THE  REMITTANCE  DATE                                              93,783,173.78
                                                                                                992.01981844

13 (A)  EXCESS  SPREAD                                                                            382,860.09

   (B)  EXTRA  INTEREST                                                                           313,271.70

   (C)  SPREAD  ACCOUNT  BALANCE                                                                1,985,374.44

   (D)  SPECIFIED  SPREAD  ACCOUNT  REQUIREMENT                                                 3,282,411.08


14 (A)  WEIGHTED  AVERAGE  MATURITY                                                                 233.518

   (B)  WEIGHTED  AVERAGE  SBA  LOAN  INTEREST  RATE                                                 10.438%


15 (A)  SERVICING  FEE  FOR  THE  RELATED  DUE  PERIOD                                           114,753.29

   (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                                             125,801.17

   (C)  AMOUNTS  TO  BE  DEPOSITED  TO  THE  EXPENSE
          ACCOUNT                                                                                  4,709.08


16 AMOUNT  OF  REIMBURSEMENTS  PURSUANT  TO:
   (A)  SECTION  5.04 (b)                                                                              0.00

   (B)  SECTION  5.04 (c)                                                                              0.00

   (C)  SECTION  5.04 (d)(ii)                                                                      4,782.17

   (D)  SECTION  5.04 (e)                                                                              0.00

   (E)  SECTION  5.04 (f)                                                                        117,683.50


17 (A)  CLASS  A  REMITTANCE  RATE                                                                    6.200%

   (B)  CLASS  B  REMITTANCE  RATE                                                                    6.750%

                                                              SERIES  1996  -  1


18  OTHER  INFORMATION  AS  REQUESTED                                   0.00



I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION



     /s/ Harry Puglisi
BY:  ____________________________
         HARRY PUGLISI
           TREASURER